Exhibit 99.1
Filed by Ensource Energy Income Fund LP,
Ensource Energy LLC, Lehman Brothers Inc.,
The Ospraie Fund L.P., and Ospraie Special Opportunities
Master Alternative Holdings LLC, as Bidders, pursuant to
Rule 425 and Rule 433 under the Securities Act of 1933
Subject Company: Eastern American Natural Gas Trust
(Registration No. 333-126068)
First Used: July 31, 2006
ENSOURCE ENERGY INCOME FUND LAUNCHES REVISED OFFER
Houston, Texas, July 31, 2006. The Ensource Energy Income Fund LP (“Fund”), through its general partner, Ensource Energy LLC (the “General Partner”), is pleased to announce that is has commenced the revised offer to acquire control of, and ultimately all of the interests in, Eastern American Natural Gas Trust (NYSE:NGT). Pursuant to our revised offer, NGT depositary unitholders now have the option to either:
(i)	exchange their depositary units for common units of the Fund on a one-for-one basis and participate pro rata in the special cash distribution of $5.9 million (collectively the “exchange consideration”), or

(ii)	tender their depositary units for a cash price of $31.00 per unit, a 14.3% premium to the average closing price of the NGT depositary units for the 30 trading days prior to the public announcement on May 15, 2006 of our intention to make this revised offer, inclusive of the June 15, 2006 distribution and to the estimated net asset value. This cash option is limited to the purchase of a majority of the outstanding depositary units (2,950,001). If more than a majority of the units elect to accept the cash offer, then the cash consideration will be pro-rated among the depositary unitholders for up to a maximum of 2,950,001 depositary units, and holders of the excess depositary units so tendered will be deemed to have elected the exchange consideration and will receive common units in the Fund, along with a proportionate share of the special cash distribution.
The disclosure materials and other documents, including the letter of transmittal, for the revised offer may be obtained from the Fund’s Information Agent, Georgeson Shareholder Communications, Inc.
The General Partner of the Fund, Ensource Energy, LLC, has capital commitments, subject to certain conditions, for $40 million from Lehman Brothers Inc., the global investment bank, affiliates of Ospraie Management LLC, an investment firm focused on commodity and basic industries, Ensource management and certain of its investors.
Scott W. Smith, Chairman and CEO of the General Partner commented “Under the guidance of Lehman and Ospraie, leaders in energy investing, along with our experienced Board of Directors and management team, we have the expertise in place to evaluate and consummate quality acquisitions on behalf of the Fund. We are pleased to be able to submit this revised offer to the NGT depositary unitholders for their consideration. This revised offer provides them with two attractive choices: (i) join with our General Partner and participate with us in the special cash distribution, followed by projected growth in distributions and potential for capital appreciation as we establish an actively-managed MLP focused on the acquisition of interests in mature oil and gas producing properties in the United States, or (ii) sell their depositary units at a significant premium to the historical market price and net asset value.”
We believe that the structure of the exchange option, which includes participation in the $5.9 million special cash distribution, the ability to participate in future preference distributions to the Fund common unitholders and significant equity commitments by the General Partner and management, aligns our financial interests with those of the Fund’s common unitholders and provides the common unitholders assurance that an experienced investor group, management team and Board of Directors will be working on their behalf to build common unitholder value.
Where You Can Get More Information
     This is neither an offer to purchase nor a solicitation of an offer to sell any securities. Any offer will be made only through a registration statement and related materials. In connection with the offer, Ensource Energy Income Fund LP (the “Fund”) has filed a registration statement on Form S-4 (containing a prospectus) with the Securities and Exchange Commission (the “SEC”). Investors and security holders of Eastern American Natural Gas Trust (“NGT”) are advised to read these disclosure materials (and any other disclosure materials filed with the SEC when they become available) because these materials contain important information. Investors and security holders may obtain a free copy of the disclosure materials and other documents filed by the Fund with the SEC at the SEC’s website at www.sec.gov. The disclosure materials and other documents, including the letter of transmittal, of the Fund may also be obtained from the Fund upon request by directing such request to the Fund’s Information Agent, Georgeson Shareholder Communications, Inc., 17 State Street, New York, NY 10004, E-mail: ensource@gscorp.com. Banks and brokerage firms please call: 1-212-440-9800. Depositary unitholders please call: 1-800-279-4514.
     The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-279-4514.
Summary Description of Exchange Offer

Bidders:	Ensource Energy Income Fund LP, Ensource Energy LLC, Lehman Brothers Inc., The Ospraie Fund L.P. and Ospraie Special Opportunities Master Alternative Holdings LLC
Subject Company: Eastern American Natural Gas Trust
(Registration No. 333-126068)
     Pursuant to the terms of the offer, the Fund is offering the current depositary unitholders of NGT the right to sell their NGT depositary units for cash consideration of $31.00 per unit (up to a majority of the outstanding depositary units) or tender all of their NGT depositary units in exchange for: (i) one whole common unit of the Fund; and (ii) a pro-rata share of a $5.9 million special cash distribution to be paid by the Fund to holders of NGT depositary units accepted by the Fund in this offer (subject to a reduction based on the number of depositary units that accept the cash tender option). The offer will remain open until August 25, 2006, unless extended. If the Fund elects to extend the exchange offer, it will inform the exchange agent of that fact and will make a public announcement of the extension, not later than 9:00 a.m., New York City time, on the business day after the day on which the exchange offer was scheduled to expire. The complete terms and conditions of the exchange offer and related transactions are set forth in the prospectus that is a part of the registration statement filed by the Fund with the SEC, as amended from time to time.

Forward-Looking Statements
     This communication contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein are forward-looking statements. Included among forward-looking statements are, among other things statements regarding the Fund’s business strategy, plans and objectives and (ii) statements expressing beliefs and expectations regarding the payment of distributions to the Fund’s common unitholders. Although the Fund believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. The Fund’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Fund’s periodic reports that are filed with and available from the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this letter. Other than as required under the securities laws, the Fund does not assume a duty to update these forward-looking statements.